SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) October 25, 2004
                        -------------------

                        NORTHEAST UTILITIES
                   Commission File Number 1-5324
 State of Incorporation - MASSACHUSETTS       IRS. No.  04-2147929

              THE CONNECTICUT LIGHT AND POWER COMPANY
                  Commission File Number 1-11419
 State of Incorporation -  CONNECTICUT        IRS No.   06-0303850

              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                   Commission File Number 1-6392
 State of Incorporation - NEW HAMPSHIRE       IRS No.   02-0181050

              WESTERN MASSACHUSETTS ELECTRIC COMPANY
                   Commission File Number 0-7624
   State of Incorporation - MASSACHUSETTS  IRS No.   04-1961130

          MASSACHUSETTS       1-5324            04-2147929
         --------------      ---------        ---------------


(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)             or Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
     MASSACHUSETTS                                              01105
 -----------------------------------------------------------------------
(Address of principal executive office                       (Zip Code)
              (Northeast Utilities))

                          (413) 785-5871
         (Registrant's telephone number (Northeast Utilities),
                      including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]   Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-
       2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7   -  Regulation FD

Item 7.01      Regulation FD Disclosure

     On October 25, 2004, NU made a slideshow presentation at the EEI Finance Conference in San Diego, California. The slides are attached hereto as Exhibit 99, incorporated in this Item 9 by reference thereto, and are furnished pursuant to Regulation FD.

     The information contained in this report on Form 8-K, including
 Exhibit 99, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities, The Connecticut Light and Power Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

            (c)  Exhibits

                 Exhibit        Description

                 Exhibit 99     Slide Presentation before the EEI
                                Finance Conference.


                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   NORTHEAST UTILITIES
                                   PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                                   WESTERN MASSACHUSETTS ELECTRIC COMPANY
                                   (Registrants)




                                   By:  /s/ Gregory B. Butler
                                        Name:   Gregory B. Butler
                                        Title:  Senior Vice President,
                                                Secretary and General
                                                Counsel


                                   THE CONNECTICUT LIGHT AND POWER COMPANY
                                   (Registrant)


                                   By: /s/ Gregory B. Butler
                                   Name:   Gregory B. Butler
                                   Title:  Senior Vice President,
                                           Secretary and General Counsel
                                           of Northeast Utilities
                                           Service Company, as Agent for
                                           THE CONNECTICUT LIGHT AND
                                           POWER COMPANY


Date: October 25, 2004